TROY FINANCIAL CORPORATION

                       LONG-TERM EQUITY COMPENSATION PLAN
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                           TROY FINANCIAL CORPORATION

                       LONG-TERM EQUITY COMPENSATION PLAN

                                TABLE OF CONTENTS

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1. PURPOSE...........................................................................................1

2. DEFINITIONS.......................................................................................1

3. ADMINISTRATION OF THE PLAN........................................................................4

4. STOCK SUBJECT TO THE PLAN.........................................................................5

5. EFFECTIVE DATE AND TERM OF THE PLAN...............................................................6

6. DISCRETIONARY GRANTS..............................................................................6

7. LIMITATIONS ON GRANTS.............................................................................7

8. AWARD AGREEMENT...................................................................................7

9. OPTION PRICE......................................................................................7

10. VESTING, TERM AND EXERCISE OF OPTIONS............................................................8

11. MANAGEMENT RECOGNITION PLAN TRUST...............................................................11

12. TRANSFERABILITY OF OPTIONS.......................................................................11

13. RESTRICTED STOCK.................................................................................11

14. PARACHUTE LIMITATIONS............................................................................14

15. REQUIREMENTS OF LAW..............................................................................15

16. AMENDMENT AND TERMINATION OF THE PLAN............................................................16

17. EFFECT OF CHANGES IN CAPITALIZATION..............................................................16

18. DISCLAIMER OF RIGHTS.............................................................................18

19. NONEXCLUSIVITY OF THE PLAN.......................................................................19

20. WITHHOLDING TAXES................................................................................19
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21. CAPTIONS.........................................................................................19

22. OTHER PROVISIONS.................................................................................20

23. NUMBER AND GENDER................................................................................20

24. SEVERABILITY.....................................................................................20

25. GOVERNING LAW....................................................................................20
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                           TROY FINANCIAL CORPORATION

                       LONG-TERM EQUITY COMPENSATION PLAN

     Troy Financial Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of its Long-Term Equity Compensation Plan (the "Plan") as follows:

1.   PURPOSE

     The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, employees, directors, consultants and other service providers to advance the interests of the Company by providing such persons with stronger incentives to continue to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company. The Plan is intended to accomplish this objective by providing to eligible persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan is comprised of a stock option plan and a Management Recognition Plan. The stock option portion of the Plan provides for the grant of stock options and the Management Recognition Plan portion provides for the grant of restricted stock and restricted stock units, in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to non-employee directors and other persons who are not employees of the Company or a Subsidiary shall in all cases be non-qualified stock options.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "Affiliate" of, or Person "affiliated" with, a Person means any Person that controls, is controlled by or is under common control with such Person within the meaning of Rule 405 of Regulation C under the 1933 Act (as defined herein), or any successor provision.

     2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

     2.3 "Benefit Arrangement" shall have the meaning set forth in SECTION 14 hereof.

     2.4 "Board" means the Board of Directors of the Company.

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     2.5 "Code" means the Internal  Revenue Code of 1986, as now in effect or as hereafter amended.

     2.6 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, each member of the Committee shall qualify in all respects as a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or any successor rule or regulation and an "outside director" for purposes of Code Section 162(m).

     2.7 "Company" means Troy Financial Corporation.

     2.8 "Effective Date" is defined in SECTION 5.1 below.

     2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.10 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on an automated quotation system maintained by the NASD, or otherwise is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as reasonably determined by the Board in good faith.

     2.11 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

     2.12 "Grant Date" means the later of (i) the date as of which the Board approves the Grant or (ii) the date as of which the Grantee and the Company or Service Provider enter into the relationship resulting in the Grantee's becoming eligible to receive a Grant.

     2.13 "Grantee" means a person who receives or holds one or more Grants of Options, Restricted Stock or Restricted Stock Units under the Plan.



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     2.14  "Incentive  Stock  Option"  means  an  option  that  is  specifically designated as being intended to qualify on the Grant Date as an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.15 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.16 "Option Period" means the period during which Options may be exercised as set forth in SECTION 10 hereof.

     2.17 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.18 "Other Agreement" shall have the meaning set forth in SECTION 14 hereof.

     2.19 "Person" means any person or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

     2.20  "Plan"  means  the  Troy  Financial   Corporation   Long-Term  Equity
Compensation Plan.

     2.21 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.22 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
SECTION 13.2 hereof.

     2.23 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 13 hereof, that are subject to restrictions and to a risk of forfeiture.

     2.24 "Restricted  Stock Unit" means a unit awarded to a Grantee pursuant to
SECTION 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.25 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.26 "Service Provider" means a consultant or adviser to the Company, or other similar service provider or Affiliate of the Company, and employees of any of the foregoing, and a member of the board of directors of the Company or any Subsidiary who is not an employee of the Company or a Subsidiary, as such persons may be designated from time to time by the Board pursuant to SECTION 6 hereof.



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     2.27 "Stock"  means the common  stock,  par value $.0001 per share,  of the
Company.

     2.28 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.29 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in SECTION 10.2 hereof.

     2.30 "Trust" means the Troy Financial Corporation Management Recognition Plan Trust described in SECTION 11 below.

3.   ADMINISTRATION OF THE PLAN

     3.1 General. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Option granted or any Award Agreement entered into hereunder. The Board shall have full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan, which the Board deems to be necessary or appropriate to the administration of the Plan, any Grant made, or any Award Agreement entered into, hereunder. The Board's reasonable interpretation and construction of any provision of the Plan, any Grant or any Award Agreement shall be final, binding and conclusive upon all persons.

     3.2 Committee. The Board, in its sole discretion, may appoint a Committee to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. In its discretion, the Board may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in SECTION 3.1 above, as the Board shall determine, consistent with the Certificate of Incorporation and By-laws of the Company and applicable law. In the event that the Plan, any Grant or Award Agreement provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

     3.3 Discretionary Grants. Subject to the terms and conditions of the Plan, the Board shall have full and final authority to designate Grantees, (i) to determine


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the type or types of Grant to be made to a Grantee, (ii) to determine the number of shares of Stock to be subject to a Grant, (iii) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(iv) to prescribe the form of each Award Agreement evidencing a Grant, and (v) to amend, modify, or supplement the terms of any outstanding Grant (except that no such amendment, modification or supplementation shall adversely affect the Grantee without the consent of the Grantee). Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company any Grants previously awarded to them under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be made upon such terms and conditions as the Board shall specify in its discretion.

     3.4 No Liability. No member of the Board or of the Committee shall be liable for any action or determination made reasonably and in good faith with respect to the Plan or any Grant or Award Agreement.

     3.5 Applicability of Rule 16b-3. Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in SECTION 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 1,699,463 of which 1,213,902 shall be available for issuance pursuant to Options and 485,561 shall be available for issuance as Restricted Stock or pursuant to Restricted Stock Units. Stock issued or to be issued under the Plan may be authorized but unissued shares, treasury shares or, in the case of Stock issued as Restricted Stock or pursuant to Restricted Stock Units, shares of Stock held by the Trust. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant is canceled or otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture, cancellation or termination, again be available for making Grants under the Plan.



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5.   EFFECTIVE DATE AND TERM OF THE PLAN

     5.1 Effective Date. The Plan shall be effective as of the latest of (1) the date the Plan is adopted by the Board, (2) the date the Plan is approved by stockholders of the Company by a majority of the votes entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with the Company's Articles of Incorporation and By-Laws or (3) the later of (i) April 1, 2000 and (ii) the date the Plan is approved by stockholders of the Company by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with the Company's Articles of Incorporation and By-Laws (the "Effective Date"); provided, that such approval of stockholders must occur within one year before or after the adoption of the Plan by the Board. If the stockholders fail to approve the Plan within one year after the Plan is approved by the Board, or if the Board fails to adopt the Plan within one year after the Plan is approved by stockholders, the Plan shall be null and void and of no effect. No Grants shall be made under the Plan before it has been approved by the Board and the stockholders of the Company, as set out in this SECTION 5.1.

     5.2 Term. The Plan shall terminate on the 10th anniversary of the date on which the Plan is adopted by the Board or approved by stockholders of the Company, whichever is earlier.

6.   DISCRETIONARY GRANTS

     6.1 Company or Subsidiary Employees. Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

     6.2 Service Providers. Grants may be made under the Plan to any Service Provider whose participation in the Plan is determined by the Board to be in the best interests of the Company and is so designated by the Board; provided, however, that Grants to Service Providers who are not employees of the Company or of any Subsidiary shall not be Incentive Stock Options.

     6.3 Successive Grants. An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.



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7.   LIMITATIONS ON GRANTS

     7.1 Limitation on Shares of Stock Subject to Grants. During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant is [500,000] per year, subject to adjustment pursuant to SECTION 17 hereof.

     7.2 Limitations on Incentive Stock Options. An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and Subsidiaries) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. To the extent that an Option does not satisfy such requirements, the Option shall constitute a non-qualified option.

8.   AWARD AGREEMENT

     Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether and to the extent that such Options are intended to be non-qualified stock options or Incentive Stock Options.

9.   OPTION PRICE

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of an Incentive Stock Option shall be the Fair Market Value on the Grant Date of a share of the Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than 10 percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.



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10.  VESTING, TERM AND EXERCISE OF OPTIONS

     10.1 Vesting and Option Period. Subject to applicable regulatory requirements, each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time over a period commencing on or after the Grant Date and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Award Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan and applicable regulatory requirements, may in its sole discretion provide that an Option granted to persons may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding. For purposes of this SECTION 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable in accordance with the foregoing schedule shall constitute the "Option Period" with respect to such Option.

     10.2 Term. Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of 10 years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than 10 percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

     10.3 Acceleration. Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part before the date the Plan is approved by the stockholders of the Company as provided in SECTION 5.1 hereof.

     10.4 Termination of Employment or Other Relationship.  Upon the termination
(i) of the  employment  of a Grantee  with the Company or a Service  Provider or
(ii) of a Service Provider's relationship with the Company, other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), except as otherwise provided by the Board in the applicable Award Agreement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of SECTION
10.1 hereof but has not been exercised shall terminate at the close of business at the end of three months following the


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Grantee's termination of service, employment, or other relationship,  unless the
Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with an Affiliate of the Company or any other Service Provider, or is engaged as a Service Provider. The Board's reasonable and good faith determination whether a termination of a Service Provider's relationship with the Company shall have occurred shall be final and conclusive.

     10.5 Rights in the Event of Death. If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, except as otherwise provided by the Board in the applicable Award Agreement, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period) and before termination of the Option pursuant to SECTION 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

     10.6 Rights in the Event of Disability. If a Grantee terminates employment with the Company or a Service Provider, or (if the Grantee is a Service Provider who is an individual) ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, except as otherwise provided by the Board in the applicable Award Agreement, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period), subject to earlier termination of the Option as provided in SECTION 10.2 above. The Board's reasonable and good faith determination whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be final and conclusive.

     10.7 Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, before the date the Plan is approved by the stockholders of the Company as provided herein, or after 10 years following the date upon which the Option is granted, or after the occurrence of an event referred to in SECTION 17 hereof which results in termination of the Option.



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     10.8 Method of Exercise.  An Option that is  exercisable  hereunder  may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the Board, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and
(ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) subject to the provisions of this SECTION 10.8 and except as otherwise provided in the applicable Award Agreement, through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (iii) except as otherwise provided in the applicable Award Agreement, if at the time of exercise the Stock is publicly traded on an established securities market or exchange, by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Grantees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option; or (iv) by a combination of the methods described in (i), (ii) and (iii). The Grantee's right to pay the exercise price by exchange of Stock, however, is subject to the following limitation: the Stock being exchanged must have been held by the Grantee for at least six months. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or
certificates   evidencing  his  ownership  of  such  shares.  A  separate  Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. Unless otherwise specified in the applicable Award Agreement, an individual holding or exercising an

Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in
SECTION 17 below, no adjustment shall be made for dividends or other rights for which the record date is before the date of such issuance. Shares issued pursuant to the exercise shall be subject to applicable restrictions pursuant to
SECTION 22 hereof.

     10.9 Delivery of Stock Certificates. Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.  MANAGEMENT RECOGNITION PLAN TRUST

     The Company may establish the Trust to acquire shares of Stock for issuance pursuant to the Management Recognition Plan portion of the Plan in connection with Grants of Restricted Stock and Restricted Stock Units. No Grantee shall have any right in or claim to any assets of the Trust except as expressly provided in an Award Agreement. The Company shall not be required to establish the Trust or to make any contributions to the Trust if it is established. Any funds or other assets remaining in the Trust after the termination of the Plan and all Grants of Restricted Stock and Restricted Stock Units hereunder shall be distributed to the Company.

12.  TRANSFERABILITY OF OPTIONS

     During the lifetime of a Grantee, only such Grantee (or, in the event of legal incapacity or incompetence, the guardian or legal representative of the Grantee) may exercise the Option, except as otherwise specifically permitted by this SECTION 12. No Option shall be assignable or transferable other than by will or in accordance with the laws of descent and distribution; provided, however, if so provided in the applicable Award Agreement, and to the extent the transfer is in compliance with any applicable restrictions on transfers including restrictions imposed pursuant to SECTION 22 hereof, the Board may permit a Grantee to transfer, assign or pledge a non-qualified Option subject to such restrictions as the Board shall specify by inclusion of appropriate language in the Award Agreement with respect to a particular Option, provided that subsequent transfers of transferred Options are prohibited except those in accordance with this SECTION 12 or by will or the laws of descent and distribution and each transferee shall be subject to the terms and conditions of the Plan and Award Agreement.

13.  RESTRICTED STOCK

     13.1 Grant of Restricted Stock or Restricted Stock Units. The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive such Grants as set forth in SECTION 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

     13.2 Restrictions. At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board before the 90th day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on one or more of the following criteria: Stock price, income, assets and liabilities, stockholders equity, market share, revenue, operating expenses, financial ratings by outside agencies, earnings per share, or return on assets, equity or investments of the Company or, except with respect to Stock price, a Subsidiary. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. The Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

     13.3 Restricted Stock Certificates. The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. Such certificates shall be held by the Trust, if a Trust is created, or otherwise by the Secretary of the Company for the Grantee's benefit until such time as the Restricted Stock is forfeited, or all applicable restrictions have lapsed or been waived.

     13.4 Rights of Holders of Restricted Stock. Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     13.5 Rights of Holders of Restricted Stock Units. Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

     13.6 Termination of Employment or Other Relationship. Upon the termination of the employment of a Grantee with the Company or a Service Provider, or of a Service Provider's relationship with the Company, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider. The Board's reasonable and good faith determination whether a termination of a Service Provider's relationship with the Company shall have occurred shall be final and conclusive.

     13.7 Rights in the Event of Death. If a Grantee dies while employed by the Company or a Service Provider or while serving as a Service Provider, except as provided in the applicable Award Agreement, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

     13.8 Rights in the Event of Disability. If a Grantee terminates employment with the Company or a Service Provider, or (if the Grantee is a Service Provider who is an individual) ceases to provide services to the Company, in either case by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, except as provided in the applicable Award Agreement, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine before the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. The Board's reasonable and good faith determination whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be final and conclusive.

     13.9 Delivery of Stock and Payment Therefor. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.  PARACHUTE LIMITATIONS

     Notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.  REQUIREMENTS OF LAW

     15.1 General. The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any United States federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     15.2 Rule 16b-3. It is the intent of the Company that, during any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's stockholders, increase the number of shares available for the grant of Incentive Stock Options or change the eligibility requirements of the Plan relating to the grant of Incentive Stock Options. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this SECTION 16 or SECTION 17 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.  EFFECT OF CHANGES IN CAPITALIZATION

     17.1 Changes in Stock. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. In the event of any spin-off of a Subsidiary of the Company, the Board also may adjust the Option as provided in the Plan. Any adjustment in outstanding Options under this SECTION 17.2 shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     17.2 Reorganization in which the Company is the Surviving Entity and in which no Acquisition of Control Occurs. Subject to and except as otherwise provided in SECTION 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately before such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     17.3 Dissolution, Reorganization in which the Company is not the Surviving Entity, Sale of Assets, Acquisition of Control, Etc. Upon the dissolution or liquidation of the Company or upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of all or substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (or persons or entities acting as a group or otherwise in concert), other than a person who is a stockholder of the Company as of the Effective Date, owning 80% or more of the combined voting power of all classes of securities of the Company, subject to SECTION 14 hereof and to applicable regulatory requirements, (i) all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately before the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of not less than 15 days immediately preceding the scheduled consummation of the event, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided. Any exercise of an Option following the giving of the notice required by the last sentence of this
SECTION 17.3 shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, unless such Grant would have expired during such period without regard to this

SECTION 17.3. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent the Plan is continued or of the assumption of or substitution for such Options theretofore granted. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

     17.4 Adjustments. Adjustments under this SECTION 17 related to shares of Stock or securities of the Company shall be made by the Board, whose reasonable and good faith determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     17.5 No Limitations on Company. The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary or Affiliate of the Company, or to interfere in any way with any contractual or other right or authority of the Company or any Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company, Subsidiary, Affiliate or a Service Provider. No provision in the Plan or in any Grant awarded or Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company as a director, or shall interfere with or restrict in any way the rights of the Company's stockholders to remove any director pursuant to the provisions of the Delaware General Corporation Law, as from time to time amended. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee (including a transfer to or from the Company or a Service Provider), so long as such Grantee continues to be a person who is eligible to receive a Grant hereunder. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to the Trust or any other third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

19.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options, stock appreciation rights, restricted stock and restricted stock units otherwise than under the Plan.

20.  WITHHOLDING TAXES

     The Company, a Subsidiary or a Service Provider, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any taxes of any kind required by applicable law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company, the Subsidiary or the Service Provider, as the case may be, any amount that the Company, the Subsidiary or the Service Provider may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company, the Subsidiary or the Service Provider, which may be withheld by the Company, the Subsidiary or the Service Provider, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company, the Subsidiary or the Service Provider to withhold shares of Stock otherwise issuable pursuant to the Grantee or (ii) by delivering to the Company, the Subsidiary or the Service Provider shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations, reduced by the amount of any cash paid by the Grantee. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company, the Subsidiary or the Service Provider as of the date that the amount of tax to be withheld is to be determined. Except as otherwise determined by the Board, a Grantee may not satisfy his or her withholding obligation with shares of Stock that are subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

21.  CAPTIONS

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.



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

22.  OTHER PROVISIONS

     The Board may, in its sole discretion, include additional terms, conditions and other provisions in any Grant, all of which shall be reflected in the Award Agreement with respect to such Grant or any amendment thereto, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, arrangements for loans or transfers of property to Grantees upon exercise of Options, a requirement to enter into any applicable stockholders agreement by and among the Company and any of its stockholders or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code and no such amendment to an Award Agreement shall be made without the consent of the Grantee thereof.

23.  NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.  SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.  GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the United States, to the extent applicable, and otherwise of the State of Delaware (other than any choice of law rule that would cause the laws of another jurisdiction apply).



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

                                  *    *    *

     The Plan was duly approved by the Board of Directors of the Company on the 29th day of July, 1999.

                                     /s/ Kevin M. O'Bryan
                                     ------------------------
                                     Secretary of the Company

        The Plan was duly approved by the stockholders of the Company on the 1st day of October, 1999.

                                     /s/ Kevin M. O'Bryan
                                     ------------------------
                                     Secretary of the Company


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